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                                                                   Exhibit 10.1

                                AMENDMENT NO. 5
                                      TO
                               LICENSE AGREEMENT

         THIS AMENDMENT NO. 5 TO LICENSE AGREEMENT (the "Amendment") is entered into this 25th day of October, 1996, by and between SHONEY'S INVESTMENTS, INC., a Nevada corporation with offices at Suite 1400, 300 South Fourth Street, Las Vegas, Nevada 89101 ("Licensor"), and SHOLODGE FRANCHISE SYSTEMS, INC. (formerly known as Shoney's Lodging, Inc.), a Tennessee corporation with offices at 217 West Main Street, Gallatin, Tennessee 37066 ("Licensee"). SHOLODGE, INC. (formerly known as Gulf Coast Development, Inc.), a Tennessee corporation with offices at 217 West Main Street, Gallatin, Tennessee 37066 and the parent corporation of Licensee ("ShoLodge"), is executing this Amendment for the purposes set forth in the Existing License Agreement (as hereinafter defined) as amended hereby.

                              W I T N E S S E T H:

         WHEREAS, Licensor and Licensee entered into that certain License Agreement on October 25, 1991 (the "Original License Agreement") pursuant to which Licensor granted to Licensee a license to use the service mark SHONEY'S INN (and design) which was registered on February 16, 1982 with the United States Patent and Trademark Office (the "USPTO") at Registration No. 1,190,289; and

         WHEREAS, Licensor and Licensee entered into that certain Amendment No. 1 to License Agreement on September 16, 1992 (the "First Amendment") pursuant to which Licensor added the service mark SHONEY'S INN (block letters) which was registered by Licensor on August 4, 1992 with the USPTO at Registration No. 1,705,676 to be licensed to Licensee pursuant to the terms and conditions of the Original License Agreement; and

         WHEREAS, Licensor and Licensee entered into that certain Amendment No. 2 to License Agreement on March 18, 1994 (the "Second Amendment") pursuant to which certain Tennessee counties were added to the "Territory" covered by the Original License Agreement; and

         WHEREAS, Licensor and Licensee entered into that certain Amendment No. 3 to License Agreement on March 31, 1995 (the "Third Amendment") pursuant to which Licensor added the service mark





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SHONEY'S SUITES (block letters) for which an intent-to-use application was filed with the USPTO on January 23, 1995 and the service mark SHONEY'S INN & SUITES (block letters) for which an intent-to-use application was filed with the USPTO on February 6, 1995 to be licensed to Licensee pursuant to the terms and conditions of the Original License Agreement; and

         WHEREAS, Licensor and Licensee entered into that certain
Amendment No. 4 to License Agreement on June 26, 1996 (the "Fourth Amendment") (the Original License Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment is hereinafter referred to as the "Existing License Agreement") pursuant to which, among other things, the parties revised certain provisions of Section 4.5(d) of the Original License Agreement regarding the provision of food items to guests at Motels operated or licensed by Licensee;

         WHEREAS, the parties hereto desire to modify and amend the Existing License Agreement in certain other respects as set forth herein;

         NOW, THEREFORE, in consideration of the premises and covenants contained herein and in the Existing License Agreement, the payment by Licensee to Licensor of the sum of Five Million Two Hundred Fifty Thousand and No/100 Dollars ($5,250,000) on even date herewith, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensor and Licensee agree as follows:

         1.       The Existing License Agreement is hereby amended by:

                  (a)      deleting the existing Section 1.5 in its entirety.

                  (b)      deleting the existing Section 4.1 in its entirety.

                  (c)      deleting the existing Section 4.2 in its entirety.

                  (d) deleting the text of existing Section 4.4(a) in its entirety and inserting in lieu thereof the following:

                                            (a) Licensee shall display and
                                    shall require that its franchisees display the Licensed Mark only in the styles, shapes,

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                                    colors and forms set forth in
                                    Schedule 1, attached hereto and
                                    incorporated herein by reference, in all signs, literature, packages, labels, artwork, advertising or promotional materials prepared by or for Licensee or its franchisees. Any alteration or deviation from the displays set forth in
                                    Schedule 1 must be approved in advance by Licensor. Licensor shall have thirty (30) days to approve or disapprove such alterations or deviations. If Licensor fails to notify Licensee in writing of its objection to such alterations or deviations within such thirty (30) day period, such alterations or deviations shall be deemed to have been approved. Licensee shall require that each of its franchisees agree to allow Licensor or its authorized representative at any time to enter upon the premises of any Motel and remove any signs or advertising materials that display the mark in a manner that has not been approved. Licensee agrees to refrain, and to require its franchisees to refrain, from using the Licensed Mark in any fashion which would cast disfavor upon the Licensor. Licensee will permit, and require its franchisees to permit, Licensor or its authorized representatives to inspect the premises of all Motels during business hours for the purpose of ascertaining or determining compliance with the terms of the Agreement.

                  (e) deleting the existing Section 4.4(b) in its entirety.

                  (f) deleting the existing Section 4.4(c) in its entirety.


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                  (g)      deleting the phrase "subject to the limitations set
                           forth below" as it appears in the second sentence of Section 4.4(d).

                  (h) deleting the fourth sentence of Section 4.4(d) in its entirety and inserting the following in lieu thereof:

                                    Licensor shall not object to a form of
                                    agreement, offering circular or other
                                    promotional items because of the fees,
                                    royalties, advertising fees or similar
                                    financial obligations proposed to be
                                    charged thereunder.

                  (i) inserting the words "Upon Licensor's request" at the beginning of the first sentence in Section 4.5(a).

                  (j) deleting the words "their execution" as they appear in the first sentence of Section 4.5(a) and inserting in lieu thereof the words "such request."

                  (k) deleting the second, third, fourth and fifth sentences of Section 4.5(a).

                  (l) deleting the words "no more than three (3) breakfast `breads' such as donuts, bagels, muffins, sweet rolls, danish and similar items and one bowl containing one type of fresh whole fruit, and (iii) so long as Licensee or its franchisee (as applicable) shall have first offered the catering work to the adjacent `Shoney's Restaurant' operator, if any," as they appear in the second sentence of
                           Section 4.5(d) and inserting the following language in lieu thereof:

                                    "hot or cold continental breakfast foods consisting of breads, fruits, cereals, waffles, pancakes, poptarts and other items popularly known as `continental breakfast' foods; provided, however, that, except as provided above, in no event shall the term `continental

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                                    breakfast foods' be deemed to include any
                                    other hot breakfast foods including,
                                    without limitation: (a) any meat or meat products (including pork and pork products); and (b) eggs, and (iii)"

                  (m) deleting the third sentence in Section 4.5(d) in its entirety and inserting in lieu thereof the following:

                                    No food products showing brand names (such as Dunkin' Donuts) shall be allowed, although brand name products may be used as long as the brand name itself is not displayed.

                  (n) deleting the fifth sentence in Section 4.5(d) in its entirety and inserting in lieu thereof the following:

                                    Licensee agrees, and shall require its
                                    franchisees to agree, to place menus for the adjacent "Shoney's Restaurant," if any, (which must be approved by Licensor and any expense borne by the adjacent restaurant operator) in each guest room of all Motels and shall not allow any other restaurant or food service organization to place promotional material in the guest rooms of any Motels adjacent to a "Shoney's Restaurant" without the prior written consent of Licensor. For purposes of this
                                    Section 4.5(d) the term "adjacent to" shall mean within a one mile radius."

                  (o) deleting the text of existing Section 4.10 in its entirety and inserting in lieu thereof the following:

                           Section 4.10.  Assignment.

                                            (a) Licensee shall not sublicense
                                    (except to a franchisee as permitted


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                                    herein), sell, assign, transfer, convey or
                                    encumber its rights and obligations
                                    hereunder or suffer or permit any such
                                    assignment, transfer or encumbrance to
                                    occur by operation of law without the prior express written consent of Licensor. In the event Licensee is a corporation, limited partnership, business trust, partnership or similar association, the shareholders, limited partners, beneficiaries, partners or investors, as the case may be, may not sell, assign or otherwise transfer their shares or interests in such corporation, limited partnership, business trust, partnership or similar association, without the prior written consent of Licensor. In the event Licensee is a corporation, all stock certificates shall have conspicuously endorsed upon them a legend in substantially the following form:

                                            "A transfer of this stock is
                                            subject to the terms and
                                            conditions of a License
                                            Agreement between Shoney's
                                            Investments, Inc. and ShoLodge
                                            Franchise Systems, Inc. (then
                                            known as Shoney's Lodging,
                                            Inc.) dated the 25th day of
                                            October, 1991, as amended.

                                    Licensor agrees that it will not
                                    unreasonably withhold its consent to a
                                    sale, assignment, transfer or conveyance contemplated by this paragraph to a person or entity who has experience in the operation of motels and who is, in the sole judgment of Licensor, of good character and reputation and capable, financially and otherwise, of performing the duties and obligations of Licensee hereunder. Any approval by Licensor of



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                                    such transfer or assignment shall be
                                    subject to the assignee's agreement in
                                    writing to assume and perform all of the transferor's duties and obligations hereunder.

                                            (b) In the event of the death of
                                    the Licensee or if the Licensee is a
                                    corporation or similar entity, then in the event of the death of any stockholder, investor or similar person of Licensee, Licensor shall not unreasonably withhold its consent to a transfer or assignment of Licensee's interest herein, or if Licensee is a corporation, the transfer of the deceased stockholder's stock in such corporation to a descendant, heir or legatee of the decedent, who shall in the sole judgment of Licensor be capable of performing the duties and obligations of Licensee hereunder, or to a responsible bona fide purchaser acceptable to Licensor. Any approval by Licensor of such transfer or assignment shall be subject to the assignee's agreement in writing to assume and perform all of the transferor's duties and obligations hereunder.

                                            (c) In the event that a sale,
                                    assignment, transfer or conveyance of the stock of Licensee by the shareholder of Licensee is approved in accordance with
                                    Section 4.10(a) above, Licensor will (i) amend this Agreement to delete (A) the provisions of Section 7.2 hereof pertaining to defaults caused by Gulf (now known as ShoLodge, Inc.) and (B) all other references to Gulf, including, without limitation, those in Sections 6.1, 6.2, 6.4, 6.6, and
                                    7.3 hereof, and to make conforming
                                    amendments in connection with such
                                    deletions, and (ii) terminate and cancel the Guaranty Agreement except for obligations guaranteed by Gulf thereunder relating to events occurring


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                                    prior to the effective date of such sale,
                                    assignment, transfer or conveyance.

                  (p) deleting the phrase "that consent may be given by any of Licensor's representatives to the board of directors of Gulf or Licensee" as it appears in
                           Section 4.11(b) and inserting in lieu thereof the words "a request for consent shall be made by Licensee in writing addressed to the Secretary of Licensor's parent corporation Shoney's, Inc. and written approval may be given by the Secretary, Treasurer or Chief Financial Officer of Licensor's parent corporation Shoney's, Inc."

                  (q)      deleting the existing Section 5.1 in its entirety.

                  (r) deleting the date "October 27, 1991" as it appears in Section 5.2 and inserting in lieu thereof the date "October 25, 1996."

                  (s) inserting the words ", as amended" immediately following the words "attached hereto" as they appear in the second line of Section 5.3.

                  (t)      deleting the existing Section 5.4 in its entirety.

                  (u)      deleting the existing Section 5.5 in its entirety.

                  (v)      inserting the words "subject to the provisions of
                           Section 4.10" immediately before the words "Gulf will continue" as they appear in the third line of
                           Section 6.1 and deleting the parenthetical "(except any security interests granted to Licensor herein)" as it appears in the sixth and seventh lines of
                           Section 6.1.

                  (w)      deleting the second and third sentences of Section
                           6.3.

                  (x)      deleting Section 6.5 in its entirety.

                  (aa) deleting the words ", as modified by Section 5.1 hereof" as they appear in the last line of Section 6.6.



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                  (bb)     deleting the words "(except for the payment of any
                           royalty fees) or any other agreement between Licensor and Licensee (including, without limitation, the Security Agreement) executed contemporaneously with the execution of this Agreement" as they appear in Section 7.1(a).

                  (cc) deleting the existing Section 7.1(f) in its entirety.

                  (dd) deleting the existing Section 7.1(g) in its entirety.

                  (ee) deleting the word "report" as it appears in Section 7.1(h) and inserting in lieu thereof the word "document."

                  (ff)     deleting the term "ten (10)" as it appears in
                           Section 7.1(j) and inserting the term "thirty (30)" in lieu thereof.

                  (gg) deleting the words "and the Stock Pledge Agreement" as they appear in the parenthetical in the fourth line of Section 7.2(a).

                  (hh) deleting the existing Section 7.2(f) in its entirety.

                  (ii) deleting the existing Section 7.2(g) in its entirety.

                  (jj)     deleting the term "ten (10)" as it appears in
                           Section 7.2(i) and inserting the term "thirty (30)" in lieu thereof.

                  (kk) deleting the parenthetical "(with the exception of those set forth in Section 7.4(f) hereof)" as it appears in the third and fourth lines of Section 7.4(a).

                  (ll) deleting the words "assignment of all agreements then existing between Licensee and any franchisee, assignment of any leases for Motels in existence on the date hereof and" as they appear in the


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                           parenthetical in the last sentence of Section
                           7.4(a).

                  (mm) deleting the existing Section 7.4(c) in its entirety.

                  (nn) deleting the existing Section 7.4(d) in its entirety.

                  (oo) deleting the existing Section 7.4(f) in its entirety.

                  (pp)     deleting the address for Licensor as it appears in
                           Section 8.6 and inserting the following address in lieu thereof:

                                    Shoney's Investments, Inc.
                                    Suite 1400
                                    300 South Fourth Street
                                    Las Vegas, Nevada  89101

         2. Except as herein specifically amended, all terms and provisions of the Existing License Agreement shall remain in full force and effect.

         3. This Amendment may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         4. The terms of this Amendment shall be interpreted and construed in accordance with the laws of the State of Nevada.

         5. The parties hereto agree that the termination of the royalty payment obligation created by this Amendment pertains only to future royalties accruing after the date of this Amendment and that Licensee and ShoLodge shall be liable for the payment of all royalties accrued through and including October 25, 1996 in accordance with the terms of the Existing License Agreement. Licensee shall pay such royalties to Licensor in such amounts, at such times and otherwise in accordance with the terms of the Existing License Agreement.

                     [SIGNATURES APPEAR ON FOLLOWING PAGE]


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         IN WITNESS WHEREOF, the undersigned have executed this Amendment all as of the day and date first above written.

                                      LICENSOR:

                                      SHONEY'S INVESTMENTS, INC.



                                      By: /s/ John H. Mowbray
                                          ---------------------------
                                          John H. Mowbray

                                      Title: Assistant Secretary



                                      LICENSEE:

                                      SHOLODGE FRANCHISE SYSTEMS, INC.

                                      By: /s/ Leon Moore
                                          ---------------------------

                                      Title: President
                                             ------------------------


                                      SHOLODGE, INC.

                                      By: /s/ Leon Moore
                                          ---------------------------

                                      Title: President
                                             ------------------------



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